streamline HEALTH®

Investor Presentation

Nasdaq: STRM

Disclosure Statement

SAFE HARBOR STATEMENT: FORWARD-LOOKING DISCLOSURE

This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, based on current management expectations. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health's actual results to differ. We caution you therefore to not place undue reliance on such statements.

Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in Streamline Health's periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Streamline Health undertakes no obligation to update any forward-looking statements or relevant risks, except as may be required by law.

TRADEMARKS

Product or company names referenced herein may be trademarks or registered trademarks of their respective owners

streamline HEALTH®

The Hospital Revenue Cycle is Wildly Inefficient

Hospital billing efficiency is throttled by its coders' ability to navigate the complexities of ICD-10 – a classification system with >130,000 unique codes, based on limited, inconsistent information from clinical staff.

Antiquated Processes

Slow, repetitive, manual processes result in inaccurate data.

Coding Complexity

>130,000 unique billing codes

Regulatory Complexity

Coding errors can result in missed revenue or create regulatory risks.

Staffing Constraints

Hospitals need an army of coders to keep up with demand. Each day a case isn't billed negatively impacts cash flow.

Minimal Auditing

Most providers audit only a handful of cases – and primarily after they've been billed.

Providers are forced to
SACRIFICE BILLING ACCURACY
for expediency

Typical 350 Bed Hospital

Waste and Inefficiency in the Hospital

Front of Cycle

Patient Access (30+ Headcount)

- Address/ID Validation
- ABN
- Registration Quality
- Price estimation
- Insurance discovery
- Prior authorization
- Patient portal/payments
- Scheduling
- POC Collections

Middle of Cycle

Charge Integrity (5+ Headcount)

- Chargemaster
- Charge Capture
- Charge Reconciliation
- Abstracting
- CDI

Coding (45+ Headcount)

- Coding
- Auditing

Back of Cycle

- Billing/Bill Scrubbing (~50 Headcount)
- Payment Processing (3-5 Headcount)
- Denials Management (10+ Headcount)
- A/R Follow Up (10+ Headcount)
- Patient Engagement (1-2 Headcount)

~170 Headcount to manage financial outcome for a patient

Waste in the back of the cycle

We Streamline Revenue Cycle Management

Our innovative software solutions, like RevID™ and eValuator™ improve documentation and coding accuracy, resulting in optimized cash flow and improved financial performance.



Patient Record
Output from any Hospital Electronic Health System (EHR) System; e.g., Epic, Cerner, Allscripts
Organize
Abstracting & Physician Query
Optimize
Clinical Documentation Improvement (CDI) & RevID™
Evaluate
eValuator™ cloud-based pre-bill coding analysis
Compliant Revenue

Our Offerings

Services

Audit & Coding Services – Best-of-breed outsourcing for ICD-10 coders and auditors supported by eValuator

RCM Consulting – High-level structure & strategy, staff augmentation, system optimization, project management, etc.

Integration Services – For Streamline technologies and EHR implementations

SaaS Solutions

Chargemaster – Automated maintenance and management tool for a provider's complete list of services and prices offered

Compare – Continuously automates comparison of multiple software systems to identify errors and discrepancies

RevID – Automated charge reconciliation tool, identifies discrepancies between a providers' clinical and billing departments to ensure all medical services are billed

eValuator – pre-bill ICD-10 code analysis that enables 100% of records to be audited prior to billing

Legacy Software

Abstracting – Acute care chart abstracting suite

Coding & CDI – Clinical Documentation Improvement and workflow engine, enables secure remote work and powerful reporting

streamline HEALTH®

Unique Offerings in a Growing Industry


Any Provider EHR
Insurance Verification
Co-Pay Collection
Documentation Verification
Abstracting
Charge Capture
Coding Prep
CDI
RevID
Coding
Claim Review
eValuator
Claim Submission
Payment Processing
Denial Appeals
A/R Follow Up
Patient Statements
THE REVENUE CYCLE

RevID & eValuator TAM

$900M+

Total Addressable Market for Streamline's marketed SaaS software solutions in the US across 579 accounts*

*Source: Definitive Healthcare, Existing company pricing

streamline HEALTH®

Financial Performance is Dictated by Coding Accuracy

eValuator™ – Leading a Movement to Pre-Bill Coding Optimization Through Technology

Historical Approach 2-4%

- Pre- or post-bill audits of 2-4% of cases
- Small number of randomly selected cases
- Limited window to resubmit for missed revenue or correct overbilling
- No opportunity to optimize 95% of cases

Approximately 80% of the market only audits their cases post-bill

New Best Practice 100%

- Automated pre-bill analysis of Every Record
- Identifies coding issues that indicate revenue leakage and compliance exposure
- Routes to auditor, with recommended corrections
- All prior to billing with virtually no impact on "Days Not Final Billed"

eValuator

streamline HEALTH®

How eValuator's Automated Pre-Bill Coding Analysis Impacts Revenue

	Documentation Confirms	Initial Coding Reflects	Submitted Coding	Reimbursement
Patient A (No Safety Net)	• COVID-19 • Shortness of breath • Congestive heart failure • Diabetes with high blood sugar	• COVID-19 • Shortness of breath • Congestive heart failure • Diabetes with hyperglycemia	• DRG-179	$7,504
Patient B (eValuator™ Optimized)	• COVID-19 • Shortness of breath is due to acute exacerbation of chronic congestive heart failure • Diabetes with high blood sugar	• COVID-19 • Acute on chronic congestive heart failure (MCC) • Diabetes with hyperglycemia	• DRG-177	$14,355

eValuator

streamline HEALTH®

eValuator Generates Significant ROI

	ROI in Total Financial Impact
M Health Fairview (Minneapolis, MN) 2,276 Beds; IP and OP (Epic)	11.6x
Memorial Hermann (Houston, TX) 4,000 Beds; IP and OP (Cerner)	20.2x
University of Louisville (Louisville, KY) 1,209 Beds; IP and OP (Cerner/Allscripts)	5.4x
Cooper University (Camden, NJ) 574 Beds; IP (Epic)	7.6x
Vidant Health (Greenville, NC) 1,297 Beds; IP and OP (Epic)	6.6x

eValuator

streamline HEALTH®

Improving Revenue Reconciliation with RevID

Eliminating lost revenue through automated charge reconciliation

RevID

Cloud-based Identification of Charge Capture Discrepancies


Alert!

Eliminates revenue leakage before claims are processed.



Utilizes proprietary algorithms to compare posted charges/billing against clinical information.



Streamlines workflow by automating the revenue cycle.

RevID

streamline HEALTH®

How RevID's Automated Charge Reconciliation Impacts Revenue

	Initial Charge Capture	Submitted for Billing	Impact
Hospital A No Charge Reconciliation Process	Primarily manual review limited by staff member's knowledge, attention to detail and other factors	Incomplete claims don't request reimbursement for missed services	Revenue leakage drains millions in legitimate income
Hospital B with RevID	**Automation using algorithms compares all posted charges against documentation & billing data**	**Corrected claims accurately reflect all provided services and subsequent charges are billed**	**Accurate bills ensure optimized financial performance**

RevID

streamline HEALTH®

RevID Generates Significant ROI

Providers of All Sizes See Strong ROI in terms of Total Financial Impact

	ROI in Total Financial Impact
13,000 Bed Hospital System	54x
900 Bed Hospital System	55x
661 Bed Hospital System	36x
73 Bed Hospital	26x

RevID

streamline HEALTH®

Competitive Landscape

eValuator

eValuator is the only true pre-bill ICD-10 code audit tool, though some competitive coding services and technology exist

cloudmed an R1 company

3M

pwc

agshealth

RevID

RevID is the only existing health system automated charge reconciliation technology. If providers want to reconcile their charges today without RevID it is a complex, manual process.

No Direct Competition

Multi-Channel Go-To Market Strategy

Direct Channel

Regional Vice Presidents supported by internal business development resources

- Direct channel consists of 4 experienced RVPs led by 40 year HCIT sales veteran Amy Sebero
- Each RVP has a dedicated business development representative
- Sales organization supported by talented marketing function

Partner Channel

Corporate Development generating and nurturing strategic partnerships

- Existing partnership relationships with major audit firms, EHR reseller agreements and RCM service leaders
- Partners collaborate with RVPs to increase bookings velocity
- Working to cross pollinate existing partnerships between eValuator and legacy Avelead

Recent Financial Highlights


Booked SaaS ACV
$15.9M
$10.6M
1/31/22
11/30/22

Significant growth of Booked SaaS ACV throughout Fiscal 2022, anticipate achievement of $17M of Booked SaaS ACV by end of the fiscal year

$14.1M TCV SaaS Bookings as of 10/31/22

Strengthened balance sheet through **$8.3M** offering, recent operational alignment accelerate growth and yields more efficient cost structure

streamline HEALTH®

Breakout Bookings Performance in FY22

Total Contract Value (TCV) of SaaS Bookings

($000's)


$6.1M
$14.1M
FY21
First Nine Months FY22

Booked SaaS Annual Contract Value (ACV)

($000's)


$10.6M
$15.9M
1/31/22
11/30/22

streamline HEALTH®

Financial Results

	Third Quarter 2022 Three Months Ended October 31, 2022	**Third Quarter 2021** Three Months Ended October 31, 2021	Nine Months Ended October 31, **2022**	Nine Months Ended October 31, **2021**
Revenue	**$6.2M**	**$5.5M**	**$18.1M**	**$11.3M**
Operating Expenses *(including transaction costs)*	**$9.4M**	**$9.3M**	**$27.1M**	**$20.0M**
Loss From Continuing Operations *(including transaction costs and forgiveness of PPP Loan)*	**($3.1M)**	**($4.4M)**	**($9.2M)**	**($6.9M)**
Net Loss	**($3.1M)**	**($4.3M)**	**($9.2M)**	**($6.5M)**
Adj. EBITDA	**($1.2M)**	**($0.3M)**	**($3.6M)**	**($1.7M)**

Streamline Health defines "adjusted EBITDA" as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. Please see the appendix for a reconciliation of non-GAAP Adjusted EBITDA to GAAP Net Income.

streamline HEALTH®

Profitability at Scale

- **30%+ Adj. EBITDA Margins**
  STRM anticipates the existing business can generate adjusted EBITDA margins in excess of 30% at scale
- **STRM reaches breakeven at $17M of SaaS ARR**
  Beyond this point, incremental SaaS revenues generate significant cash flow
- **Scale is Achievable within 12-24 months**
  Anticipate exiting FY22 with $17M of Booked SaaS ACV, and exiting FY23 with >$30M of Booked SaaS ACV

STRM Economics at Scale	
Consolidated STRM Revenue	**100%**
Cash Gross Profit	61%
Cash Operating Expenses	(31)%
Adjusted EBITDA	**30%**
Cap SW Development	*(6)%*


Booked SaaS ACV Forecast
$14.3M
$17.0M
$30.0M
7/31/2022 (Actual)
1/31/2023 (Projected)
1/31/2024 (Projected)
As of

Clean Capital Structure

Cash & cash equivalents (As of 10/31/22)	$11.7M
Debt (as of 10/31/22)	$9.8M 5-year term loan with favorable repayment terms *(new $2m revolving credit facility after the quarter)*
Common Stock (as of 12/12/22)	57.4M shares outstanding

streamline HEALTH®

streamline HEALTH®

Investor Presentation

Nasdaq: STRM

Reconciliation of Adjusted EBITDA to Net income (000's)

	Three Months Ended		Nine Months Ended	
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Loss from continuing operations	**$ (3,138)**	**$ (4,379)**	**$ (9,197)**	**$ (6,913)**
Interest expense	198	85	519	107
Income tax expense	9	4	22	9
Depreciation	13	16	40	53
Amortization of capitalized software development costs	446	446	1,293	1,430
Amortization of intangible assets	463	490	1,519	721
Amortization of other costs	131	110	360	338
EBITDA	**$ (1,878)**	**$ (3,228)**	**$ (5,444)**	**$ (4,255)**
Share-based compensation expense	555	537	1,212	1,659
Non-cash valuation adjustments	(163)	417	(188)	417
Acquistion-related costs, severance and transaction-related bonus	387	1,953	1,010	2,730
Forgivness of PPP Loan and accrued interest	-	-	-	(2,327)
Other non-recurring charges	(73)	-	(140)	16
Loss on early extinguishment of debt	-	43	-	43
Adjusted EBITDA	**$ (1,172)**	**$ (278)**	**$ (3,550)**	**$ (1,717)**

streamline HEALTH®